UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 28, 2010

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

P. O. Box 655237 Dallas, Texas (Address of principal executive offices)	75265-5237 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On October 28, 2010, Belo Corp. announced its consolidated financial results for the quarter ended September 30, 2010. A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Earnings Press Release dated October 28, 2010

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2010	BELO CORP.
	By:	/s/ R. Paul Fry
R. Paul Fry
Vice President/Investor Relations and Treasury Operations

EXHIBIT INDEX

99.1	Earnings Press Release dated October 28, 2010